EXHIBIT 4.15

FOURTEENTH SUPPLEMENTAL INDENTURE

THIS FOURTEENTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of July 1, 2008, is among Plains All American Pipeline, L.P., a Delaware limited partnership (the “Partnership”), PAA Finance Corp., a Delaware corporation formerly known as Pacific Energy Finance Corporation (“Finance Co.” and, together with the Partnership, the “Issuers”), each of the parties identified under the caption “Subsidiary Guarantors” on the signature pages of this Supplemental Indenture (the “Subsidiary Guarantors”), and U.S. Bank National Association, as successor trustee under the indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Issuers have heretofore executed and delivered to the Trustee an indenture (the “Original Indenture”), dated as of September 25, 2002, as supplemented by, inter alia, the First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth and Thirteenth Supplemental Indentures (the Original Indenture, as so supplemented, being hereinafter called the “Indenture”), dated as of September 25, 2002, December 10, 2003, August 12, 2004, August 12, 2004, May 27, 2005, May 12, 2006, May 12, 2006, August 25, 2006, October 30, 2006, October 30, 2006, November 15, 2006, January 1, 2008 and April 23, 2008, respectively, among the Issuers, the Subsidiary Guarantors named therein and the Trustee, providing, in the case of the First, Second, Third, Fourth, Fifth, Sixth, Ninth, Tenth and Thirteenth Supplemental Indentures, for the issuance of the Issuers’ 7¾% Senior Notes due 2012, 5 5/8% Senior Notes due 2013, 4.750% Senior Notes due 2009, 5.875% Senior Notes due 2016, 5.25% Senior Notes due 2015, 6.70% Senior Notes due 2036, 6.125% Senior Notes due 2017, 6.650% Senior Notes due 2037 and 6.50% Senior Notes due 2018, respectively (such Senior Notes being hereinafter referred to collectively as the “Notes”);

WHEREAS, PAA Finance Corp. merged with and into Finance Co. on July 1, 2008, Finance Co. is the survivor of such merger, and in connection with such merger, Finance Co. changed its corporate name to “PAA Finance Corp.”;

WHEREAS, as a result of such merger, Section 6.01 of each of the First, Second, Third, Fourth, Fifth, Sixth, Ninth, Tenth and Thirteenth Supplemental Indentures requires, inter alia, (i) Finance Co. to execute and deliver to the Trustee a supplemental indenture pursuant to which Finance Co. assumes the obligations of its predecessor Issuer under the Indenture and (ii) each Subsidiary Guarantor to confirm that its Guarantee continues to apply to the obligations under the Notes and the Indenture;

WHEREAS, Section 9.01(c) of the Original Indenture provides that the Issuers and the Trustee may amend or supplement the Indenture in order to comply with the provisions of Article X of the Original Indenture, without the consent of the Holders of the Notes;

WHEREAS, Article VI of each of the First, Second, Third, Fourth, Fifth, Sixth, Ninth, Tenth and Thirteenth Supplemental Indentures expressly preempts the provisions of Article X of the Original Indenture in their entirety, and Article X of each such Supplemental Indenture provides that all references to “Article X” of the Original Indenture shall be deemed to be a reference to Article VI thereof, with the result that the Issuers and the Trustee may amend or supplement the Indenture in order to comply with the provisions of Section 6.01 of each of the First, Second, Third, Fourth, Fifth, Sixth, Ninth, Tenth and Thirteenth Supplemental Indentures, without the consent of the Holders of the Notes;

WHEREAS, as a result of the covenant termination provisions of Section 5.15 of the First Supplemental Indenture, the financial test set forth in clause (iv) of Section 6.01(a) thereof is no longer in effect;

WHEREAS, as required by Section 6.01 of each of the First, Second, Third, Fourth, Fifth, Sixth, Ninth, Tenth and Thirteenth Supplemental Indentures, immediately after giving effect to the aforesaid merger, no Default or Event of Default occurred or is continuing; and

WHEREAS, as required by Section 6.01 of each of the First, Second, Third, Fourth, Fifth, Sixth, Ninth, Tenth and Thirteenth Supplemental Indentures, concurrently herewith Finance Co. is delivering to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such merger and this Supplemental Indenture comply with Section 6.01 of the First, Second, Third, Fourth, Fifth, Sixth, Ninth, Tenth and Thirteenth Supplemental Indentures and all other applicable provisions of the Indenture;

NOW, THEREFORE, in consideration of the preceding recitations and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuers, the Subsidiary Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.                                       Definitions.

(a)           Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture; and

(b)           the words “herein,” “herewith” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular Section hereof.

2.                                       Assumption.  Finance Co. hereby assumes, pursuant to Section 6.01 of each of the First, Second, Third, Fourth, Fifth, Sixth, Ninth, Tenth and Thirteenth Supplemental Indentures,  (i) the due and punctual payment of the principal of, premium, if any, and interest (including Additional Interest, if any) on all of the Notes and (ii) the due and punctual performance or observance of all the other obligations under the Indenture to be performed or observed by its predecessor, PAA Finance Corp.

3.             Confirmation of Guarantee.  Each of the Subsidiary Guarantors hereby confirms, pursuant to Section 6.01 of each of the Second, Third, Fourth, Fifth, Sixth, Ninth, Tenth and Thirteenth Supplemental Indentures, that its Guarantee of the Issuers’ obligations under the Notes and the Indenture on the terms and subject to the conditions set forth in Article IX of the First, Second, Third, Fourth, Fifth, Sixth, Ninth, Tenth and Thirteenth Supplemental Indentures, as applicable, shall continue to apply to such obligations.

4.             Ratification. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

5.             Part of Indenture. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

6.             GOVERNING LAW.  THIS SUPPLEMENTAL INDENTURE SHALL BE DEEMED TO BE A NEW YORK CONTRACT, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7.             Trustee Makes No Representation.  The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

8.             Counterparts.  The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

9.             Effect of Headings.  The Section headings herein are for convenience only and shall not effect the construction thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

ISSUERS:

PLAINS ALL AMERICAN PIPELINE, L.P.

By:	PAA GP LLC
its General Partner

By:	PLAINS AAP, L.P.
its Sole Member

By:	PLAINS ALL AMERICAN GP LLC
its General Partner

	By:	/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President –
Finance & Treasurer

PAA FINANCE CORP.
(f/k/a Pacific Energy Finance Corporation)

	By:	/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President –
Finance & Treasurer

SUBSIDIARY GUARANTORS:

PLAINS MARKETING GP INC.

	By:	/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President –
Finance & Treasurer

Signature Page to Fourteenth Supplemental Indenture

PLAINS MARKETING, L.P.

By:	PLAINS MARKETING GP INC.
its General Partner

	By:	/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President –
Finance & Treasurer

PLAINS PIPELINE, L.P.

By:	PLAINS MARKETING GP INC.
its General Partner

	By:	/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President –
Finance & Treasurer

PACIFIC ENERGY GROUP, LLC

By:	PLAINS ALL AMERICAN PIPELINE, L.P. its Sole Member

By:	PAA GP LLC
its General Partner

By:	PLAINS AAP, L.P.
its Sole Member

By:	PLAINS ALL AMERICAN GP LLC
its General Partner

	By:	/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President –
Finance & Treasurer

Signature Page to Fourteenth Supplemental Indenture

PACIFIC LA MARINE TERMINAL LLC

By:	PACIFIC ENERGY GROUP LLC
its Sole Member

By:	PLAINS ALL AMERICAN PIPELINE, L.P. its Sole Member

By:	PAA GP LLC
its General Partner

By:	PLAINS AAP, L.P.
its Sole Member

By:	PLAINS ALL AMERICAN GP LLC
its General Partner

	By:	/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President –
Finance & Treasurer

Signature Page to Fourteenth Supplemental Indenture

ROCKY MOUNTAIN PIPELINE SYSTEM LLC

By:	PACIFIC ENERGY GROUP LLC
its Sole Member

By:	PLAINS ALL AMERICAN PIPELINE, L.P. its Sole Member

By:	PAA GP LLC
its General Partner

By:	PLAINS AAP, L.P.
its Sole Member

By:	PLAINS ALL AMERICAN GP LLC
its General Partner

	By:	/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President –
Finance & Treasurer

Signature Page to Fourteenth Supplemental Indenture

PACIFIC ATLANTIC TERMINALS LLC

By:	PACIFIC ENERGY GROUP LLC
its Sole Member

By:	PLAINS ALL AMERICAN PIPELINE, L.P. its Sole Member

By:	PAA GP LLC
its General Partner

By:	PLAINS AAP, L.P.
its Sole Member

By:	PLAINS ALL AMERICAN GP LLC
its General Partner

	By:	/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President –
Finance & Treasurer

Signature Page to Fourteenth Supplemental Indenture

PLAINS MARKETING CANADA LLC

By:	PLAINS MARKETING, L.P.
its Sole Member

By:	PLAINS MARKETING GP INC.
its General Partner

	By:	/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President –
Finance & Treasurer

PMC (NOVA SCOTIA) COMPANY

	By:	/s/ Al Swanson
		Name:	Al Swanson
		Title:	Vice President –
Finance & Treasurer

PLAINS MARKETING CANADA, L.P.

By:	PMC (NOVA SCOTIA) COMPANY
its General Partner

	By:	/s/ Al Swanson
		Name:	Al Swanson
		Title:	Vice President –
Finance & Treasurer

Signature Page to Fourteenth Supplemental Indenture

PLAINS LPG SERVICES GP LLC

By:	PLAINS MARKETING, L.P.
its Sole Member

By:	PLAINS MARKETING GP INC.
its General Partner

	By:	/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President –
Finance & Treasurer

PLAINS TOWING LLC

By:	PLAINS MARKETING, L.P.
its Sole Member

By:	PLAINS MARKETING GP INC.
its General Partner

	By:	/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President –
Finance & Treasurer

Signature Page to Fourteenth Supplemental Indenture

PICSCO LLC

By:	PLAINS MARKETING, L.P.
its Sole Member

By:	PLAINS MARKETING GP INC.
its General Partner

	By:	/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President –
Finance & Treasurer

PLAINS MIDSTREAM GP LLC

By:	PLAINS MARKETING, L.P.
its Sole Member

By:	PLAINS MARKETING GP INC.
its General Partner

	By:	/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President –
Finance & Treasurer

Signature Page to Fourteenth Supplemental Indenture

PLAINS MIDSTREAM, L.P.

By:	PLAINS MIDSTREAM GP LLC
its General Partner

By:	PLAINS MARKETING, L.P.
its Sole Member

By:	PLAINS MARKETING GP INC.
its General Partner

	By:	/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President –
Finance & Treasurer

PLAINS MIDSTREAM CANADA ULC

	By:	/s/ Al Swanson
		Name:	Al Swanson
		Title:	Vice President –
Finance & Treasurer

AURORA PIPELINE COMPANY LTD.

	By:	/s/ Al Swanson
		Name:	Al Swanson
		Title:	Vice President –
Finance & Treasurer

Signature Page to Fourteenth Supplemental Indenture

PLAINS LPG SERVICES, L.P.

By:	PLAINS LPG SERVICES GP LLC
its General Partner

By:	PLAINS MARKETING, L.P.
its Sole Member

By:	PLAINS MARKETING GP INC.
its General Partner

	By:	/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President –
Finance & Treasurer

BASIN HOLDINGS GP LLC

By:	PLAINS PIPELINE, L.P.
its Sole Member

By:	PLAINS MARKETING GP INC.
its General Partner

	By:	/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President –
Finance & Treasurer

Signature Page to Fourteenth Supplemental Indenture

BASIN PIPELINE HOLDINGS, L.P.

By:	BASIN HOLDINGS GP LLC
its General Partner

By:	PLAINS PIPELINE, L.P.
its Sole Member

By:	PLAINS MARKETING GP INC.
its General Partner

	By:	/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President –
Finance & Treasurer

RANCHO HOLDINGS GP LLC

By:	PLAINS PIPELINE, L.P.
its Sole Member

By:	PLAINS MARKETING GP INC.
its General Partner

	By:	/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President –
Finance & Treasurer

Signature Page to Fourteenth Supplemental Indenture

RANCHO PIPELINE HOLDINGS, L.P.

By:	RANCHO HOLDINGS GP LLC
its General Partner

By:	PLAINS PIPELINE, L.P.
its Sole Member

By:	PLAINS MARKETING GP INC.
its General Partner

	By:	/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President –
Finance & Treasurer

LONE STAR TRUCKING, LLC

By:	PLAINS LPG SERVICES, L.P.
its Sole Member

By:	PLAINS LPG SERVICES GP LLC
its General Partner

By:	PLAINS MARKETING, L.P.
its Sole Member

By:	PLAINS MARKETING GP INC.
its General Partner

	By:	/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President –
Finance & Treasurer

Signature Page to Fourteenth Supplemental Indenture

TRUSTEE:

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Steven A. Finklea
	Name:	Steven A. Finklea, CCTS
	Title:	Vice President

Signature Page to Fourteenth Supplemental Indenture